UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 10, 2012
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,
Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 10, 2012, Thomas P. MacMahon informed the Board of Directors of Laboratory Corporation of America® Holdings (LabCorp®) (NYSE:LH) of his intention to retire from the Board upon conclusion of his term ending on May 8, 2013.

In addition, on October 10, 2012, Peter M. Neupert was appointed to LabCorp's Board of Directors effective January 1, 2013.  Mr. Neupert will be entitled to receive compensation for his service on the Board of Directors consistent with LabCorp's director compensation program, as described in LabCorp's most recent proxy statement, filed with the Securities and Exchange Commission on March 20, 2012. Mr. Neupert is an operating partner of Health Evolution Partners, a health only, middle market private equity firm.

Item 7.01	Regulation FD Disclosure

On October 11, 2012, LabCorp issued the press release furnished with this Form 8-K as Exhibit 99.1 announcing Mr. MacMahon's retirement and Mr. Neupert's appointment.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued by LabCorp October 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

October 12, 2012

EXHIBIT INDEX

99.1	Press Release issued by LabCorp October 11, 2012